N E W S    R E L E A S E

FOR RELEASE
-----------            MCP CONTACT:
1400 CST 11/28/01      L. Daniel Thompson, (507) 537-2676

                            MINNESOTA CORN PROCESSORS
                         ACQUIRES OWNERSHIP INTEREST IN
                              ARKION LIFE SCIENCES

         MARSHALL, MN, NOVEMBER 28, 2001 - MINNESOTA CORN PROCESSORS, LLC ("MCP"), ANNOUNCED TODAY THAT IT HAS ACQUIRED A 19.99% INTEREST IN ARKION LIFE SCIENCES, LLC ("ARKION"), A DELAWARE LIMITED LIABILITY COMPANY.

         THE OWNERSHIP INTEREST WAS ACQUIRED THROUGH MCP'S INVESTMENT COMPANY KNOWN AS MCP INVESTMENT COMPANY, LLC, A DELAWARE LIMITED LIABILITY COMPANY.

         "WE ARE EXCITED TO BECOME ALIGNED WITH ARKION LIFE SCIENCES," SAID ROGER UNTIEDT, MCP VICE PRESIDENT OF TECHNOLOGY. "ARKION'S STRENGTHS RELATED TO THEIR RESEARCH AND DEVELOPMENT CAPABILITIES, INTELLECTUAL PROPERTY PORTFOLIO, BIOCATALYSIS/FERMENTATION DEVELOPMENT AND NUTRACEUTICAL MARKETING EXPERTISE, STRATEGICALLY INTEGRATE WITH MCP'S CORE ABILITIES IN PROCESS ENGINEERING, OPERATIONS, PRODUCT DISTRIBUTION AND MARKETING. THIS OUTSTANDING COMBINATION CREATES THE OPPORTUNITY FOR DIVERSIFICATION AND GROWTH FOR BOTH ORGANIZATIONS. THIS ADDS ANOTHER DIMENSION TO MCP'S ABILITY TO CONTINUE DOWN THE PATH OF MEETING OUR MISSION OF OPTIMIZING SHAREHOLDER RETURNS BY PROVIDING VALUE-ADDED PRODUCTS THAT ENHANCE OUR CUSTOMER'S PERFORMANCE."

         ARKION, BASED IN WILMINGTON, DELAWARE, IS A TECHNOLOGY-BASED COMPANY LEADING IN THE DISCOVERY, DEVELOPMENT AND MARKETING OF ENVIRONMENTALLY FRIENDLY, NATURAL OR NATURE IDENTICAL BIOACTIVE COMPOUNDS. THE COMPANY EMPLOYS BIOTECHNOLOGY TO CAPITALIZE ON NEW OPPORTUNITIES IN THE NUTRACEUTICAL, PHARMACEUTICAL, ANIMAL HEALTH AND AGRICULTURAL MARKETS. ARKION HAS ALREADY ESTABLISHED A GROWING AND PROFITABLE NUTRACEUTICALS BUSINESS THROUGH ITS WHOLLY OWNED SUBSIDIARY, LEGACY FOR LIFE(R) AND ALSO HAS DEVELOPED STRONG STRATEGIC ALLIANCES WITH MULTINATIONAL COMPANIES TO MARKET SOME OF ITS UNIQUE PRODUCTS.

         "THE COMBINED STRENGTHS OF MCP AND ARKION WILL PROVIDE OUR CUSTOMERS RAPID DEVELOPMENT AND DELIVERY OF NEW TECHNOLOGIES AND PRODUCTS FROM CONCEPT TO COMMERCIALIZATION," SAID EARNIE PORTA, PRESIDENT AND CHAIRMAN OF THE BOARD OF ARKION.

         MINNESOTA CORN PROCESSORS, LLC IS A CORN WET-MILLER WITH REFINERIES IN MARSHALL, MN AND COLUMBUS, NE. THE COMPANY PRODUCES HIGH-QUALITY CORN SWEETENERS AND STARCH PRODUCTS FOR SALE INTO THE BEVERAGE AND FOOD INDUSTRIES, AND OWNS AND OPERATES A NATIONWIDE NETWORK OF CORN SWEETENER DISTRIBUTION TERMINALS. IN ADDITION TO ITS POSITION AS ONE OF THE LARGEST U.S. MANUFACTURERS OF FUEL ETHANOL, THE COMPANY PRODUCES STARCHES FOR SALE INTO THE PAPER AND CORRUGATING INDUSTRIES, FEED PRODUCTS AND ROAD DE-ICERS. THE COMPANY IS HEADQUARTERED IN MARSHALL, MN. FOR MORE INFORMATION, VISIT THE COMPANY'S WEB SITE AT www.mcp.net.


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This press release contains or may contain certain forward-looking statements concerning the Company's financial position, business and future prospects, in addition to other statements using words such as "anticipate," "believe," "plan," "estimate," "expect," "intend" and other similar expressions. These statements contain certain inherent risks and uncertainties. Although we believe our expectations reflected in these forward-looking statements are based on reasonable assumptions, stockholders are cautioned that no assurance can be given that our expectations will prove correct. Actual results and developments may differ materially from the expectations conveyed in these statements, based on factors such as the following: fluctuations in worldwide commodities markets and the associated risks of hedging against such fluctuations; fluctuations in aggregate industry supply and market demand; general economic, business and market conditions in the various geographic regions and countries in which we manufacture and sell our products, including fluctuations in the value of local currencies and changes in regulatory controls regarding quotas, tariffs and biotechnology issues; and increased competitive and/or customer pressure in the corn refining industry. Our forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of the statement. If we do update or correct one or more of these statements, investors and others should not conclude that we will make additional updates or corrections. For a further description of risk factors, see the Company's most recently filed Annual Report on Form 10-K and subsequent reports on Forms 10-Q or 8-K.
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